UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2011

TAL INTERNATIONAL GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-126317	20-1796526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manhattanville Road

Purchase, New York 10577-2135

(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On March 25, 2011, TAL International Group, Inc. (the “Company”) mailed its 2010 Annual Report to its shareholders, which included a Letter to Shareholders from Brian Sondey, the Company’s President and Chief Executive Officer.  A copy of the Letter to Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.              Information to Be Included in the Report.

(d)  Exhibits

99.1         2010 Annual Report Letter to Shareholders issued by TAL International Group, Inc. on March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAL International Group, Inc.

Dated: March 25, 2011	By:	/s/ John Burns
		Name:	John Burns
		Title:	Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
99.1	2010 Annual Report Letter to Shareholders issued by TAL International Group, Inc. on March 25, 2011.